UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 19, 2005

JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-5805 (Commission File Number)	13-2624428 (IRS Employer Identification Number)

270 Park Avenue, New York, NY (Address of Principal Executive Office)	10017 (Address of Principal Executive Office)

Registrant's telephone number, including area code: (212) 270-6000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On October 19, 2005, Registrant announced that James Dimon, currently President and Chief Operating Officer of Registrant, will succeed William B. Harrison, Jr., as Chief Executive Officer, effective December 31, 2005. Mr. Harrison will continue as Chairman of the Board. A copy of the Registrant's news release dated October 19, 2005, announcing the change is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Registrant's news release dated October 19, 2005 announcing that James Dimon will succeed William B. Harrison, Jr. as Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
By: Name: Title:	/s/ Anthony J. Horan Anthony J. Horan Corporate Secretary

Date: October 19, 2005

EXHIBIT INDEX

99.1 Registrant's news release dated October 19, 2005 announcing that James Dimon will succeed William B. Harrison, Jr. as Chief Executive Officer.